UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 2, 2015

HF2 FINANCIAL MANAGEMENT INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35848	46-1314400
(State or other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

999 18th Street, Suite 3000, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 498-9737

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 2, 2015, HF2 Financial Management Inc. (the “Company”) received notice from The NASDAQ Stock Market (“NASDAQ”) that NASDAQ has concluded that the Company has not complied with NASDAQ Listing Rules 5620(a) and 5620(b) for the fiscal year ended December 31, 2013 and has determined to initiate procedures to delist the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”) from NASDAQ. NASDAQ Listing Rule 5620(a) requires each company to hold an annual meeting of shareholders no later than one year after the end of the company’s fiscal year-end. NASDAQ Listing Rule 5620(b) requires each company to solicit proxies and provide proxy statements for all meetings of shareholders and provide copies of such proxy solicitation to NASDAQ. A subsequent notice from NASDAQ received by the Company on January 5, 2015 stated that the Company’s failure to comply with NASDAQ Listing Rule 5550(a)(3) serves as an additional basis for delisting. This failure to comply with NASDAQ Listing Rule 5550(a)(3) was previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2014. Nasdaq Listing Rule 5550(a)(3) requires listed companies to maintain at least 300 “public holders,” which includes beneficial holders and holders of record, but does not include any holder who is, either directly or indirectly, an executive officer, director, or the beneficial holder of more than 10% of the total shares outstanding. On October 17, 2014, the Company submitted a plan to regain compliance with NASDAQ Listing Rule 5550(a)(3). The plan was accepted by NASDAQ, and NASDAQ granted the Company an extension until March 4, 2015 to complete the business combination described in Item 8.01 below, demonstrate compliance with all initial listing requirements and regain compliance with Listing Rule 5550(a)(3).

The notice received from NASDAQ does not immediately result in the delisting of the Company’s Class A Common Stock, from the NASDAQ Capital Market. Under NASDAQ rules, the Company may request a hearing to appeal NASDAQ’s determination to a Hearings Panel (the “Panel”). The Company intends to submit a hearing request to NASDAQ on or before January 9, 2015, which is the deadline for submitting such a request. The failure to comply with NASDAQ Listing Rules 5620(a), 5620(b) and 5550(a)(3) will be addressed in the Company’s appeal. Submission of the request for a hearing will stay the suspension of the trading of the Company’s Class A Common Stock in the period before the Panel renders a decision, and the Company’s Class A Common Stock will continue to trade on The Nasdaq Capital Market in that period. There can be no assurance the Company’s appeal will be successful or the Company will be able to maintain its listing on the NASDAQ Capital Market.

Item 8.01    Other Events.

As previously reported by the Company on a Current Report on Form 8-K filed with the SEC on September 17, 2014, the Company entered into an Investment Agreement (the “Investment Agreement”), dated as of September 16, 2014, by and among the Company, ZAIS Group Parent, LLC (“ZAIS”) and the members of ZAIS. Pursuant to the terms of the Investment Agreement, the Company will contribute cash to ZAIS in exchange for newly issued Class A Units of ZAIS, which is referred to herein as the “Business Combination.”

On January 8, 2015, the Company issued a press release announcing that it anticipates mailing proxy statements for its special meeting of stockholders in the last week of January 2015, to stockholders of record as of January 26, 2015, and holding its special meeting of stockholders to approve the Business Combination and other proposals on February 19, 2015. The press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 8, 2015.

Additional Information About the Transaction and Where to Find It

The Company filed a preliminary proxy statement on Schedule 14A, and amendments thereto, with the SEC and intends to file with the SEC a definitive proxy statement on Schedule 14A in connection with the stockholder vote on the proposed Business Combination. STOCKHOLDERS OF THE COMPANY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE COMPANY’S PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, THE COMPANY’S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO APPROVE THE BUSINESS COMBINATION BECAUSE THIS PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the Business Combination. Stockholders also will be able to obtain a copy of the preliminary proxy statement and definitive proxy statement once available, and other relevant documents, without charge, at the SEC’s Internet site http://www.sec.gov or by contacting the Company’s secretary at HF2 Financial Management Inc., 999 18th Street, Suite 3000, Denver, Colorado 80202. As a result of the review by the SEC of the proxy statement, the Company may be required to make changes to its description of ZAIS or other financial or statistical information contained in the proxy statement.

Participants in Solicitation

The Company and its directors and officers and EarlyBirdCapital, Inc. (“EBC”) and Sandler O’Neill & Partners, L.P. (“SOP”), the underwriters of the Company’s initial public offering, may be deemed participants in the solicitation of proxies to the Company’s stockholders with respect to the proposed transaction. A list of the names of the Company’s directors and officers and a description of their interests in the Company is contained in the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 31, 2014, and will also be contained in the definitive proxy statement for the Business Combination when available. EBC’s and SOP’s interests in the Company is contained in the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 31, 2014, and the Merger and Acquisition Agreement by and among the Company, EBC and SOP, which is an exhibit to such report, and will also be contained in the definitive proxy statement for the proposed Business Combination when available. Information about ZAIS and its officers and directors will also be included in the definitive proxy statement for the Business Combination.

Forward Looking Statements

This Current Report on Form 8-K, and other statements that the Company may make, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, including, for example, statements about (1) the ability to complete and the benefits of the Business Combination; and (2) the Company’s future financial or business performance, strategies and expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” and similar expressions.

The Company cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and the Company assumes no duty to and does not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously disclosed in the Company’s filings with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (1) the inability of the Company to consummate the Business Combination and realize the benefits of such transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, and retain its management and key employees; (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the Investment Agreement; (3) the outcome of any legal proceedings that may be instituted against the Company, ZAIS or others following announcement of the Business Combination; (4) the inability to meet Nasdaq’s listing standards and to continue to be listed on The NASDAQ Stock Market; (5) the risk that the proposed transaction disrupts current plans and operations of the Company or ZAIS as a result of the announcement and consummation of the transactions described herein; (6) costs related to the proposed transaction; (7) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in demand for products or services or in the value of assets under management; (8) the relative and absolute investment performance of advised or sponsored investment products; (9) the impact of capital improvement projects; (10) the impact of future acquisitions or divestitures; (11) the unfavorable resolution of legal proceedings; (12) the extent and timing of any share repurchases; (13) the impact, extent and timing of technological changes and the adequacy of intellectual property protection; (14) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to the Company; (15) terrorist activities and international hostilities, which may adversely affect the general economy, financial and capital markets, specific industries, and the Company; (16) the ability to attract and retain highly talented professionals; and (17) the impact of changes to tax legislation and, generally, the tax position of the Company.

The Company’s filings with the SEC, accessible on the SEC’s website at http://www.sec.gov, discuss, and the Company’s definitive proxy statement in connection with the stockholder vote on the Business Combination will discuss, these factors in more detail and identify additional factors that can affect forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF2 Financial Management Inc.

Date: January 8, 2015	By:	/s/ R. Bradley Forth
R. Bradley Forth
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated January 8, 2015.